CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James A. Bowen, President and Chief Executive Officer of Energy Income and Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JANUARY 27, 2005               /S/ JAMES A. BOWEN
     ----------------------            ------------------------------------
                                       James A. Bowen, President and
                                       Chief Executive Officer
                                       (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of Energy Income and Growth Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DaTe:    JANUARY 27, 2005                /S/ MARK R. BRADLEY
     ----------------------             ----------------------------------------
                                        Mark R. Bradley, Treasurer, Controller,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)